Morgan Stanley Tax-Exempt Securities Trust
                          Item 77(O) 10F-3 Transactions
                        July 1, 2004 - December 31, 2004



Securi  Purch   Size   Offeri  Total    Amount    % of   % of
  ty     ase/    of      ng    Amount     of     Offeri Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of     Shares     ng   Total     s       sed
  sed    Date    ng      of   Offerin  Purchas   Purcha Assets           From
                       Shares    g        ed      sed
                                       By Fund     By
                                                  Fund
  New   10/7/    -     $94.65 $1,461,  4,500,0   0.32%  0.34%   Citigr  Citigr
Jersey    04                  030,000     00                     oup,     oup
Econom                                                          Goldma
  ic                                                              n,
Develo                                                          Sachs
 pment                                                          & Co.,
Author                                                          JPMorg
  ity                                                            an,
Cigare                                                           A.G.
  tte                                                           Edward
  Tax                                                             s,
Revenu                                                           Loop
   e                                                            Capita
Bonds,                                                            l
Series                                                          Market
 2004                                                           s LLC,
                                                                 PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Ryan
                                                                Beck &
                                                                 Co.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                 er,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Blaylo
                                                                 ck &
                                                                Partne
                                                                 rs,
                                                                L.P.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Bear,
                                                                Stearn
                                                                 s, &
                                                                 Co.,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                  NW
                                                                Capita
                                                                 l (a
                                                                divisi
                                                                on of
                                                                Windso
                                                                  r
                                                                Financ
                                                                 ial
                                                                Group)
                                                                  ,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Leach,
                                                                 Inc.

Sales                                                           Bear,
Tax                                                             Stearn
Asset                                                            s &
Receiv                                                           Co.
able    10/28    -     $103.6 $1,869,  10,000,   0.54%  0.76%   Inc.,   Goldma
Corpor   /04             5    010,000    000                    Citigr     n
ation                                                            oup,    Sachs
Revenu                                                           M.R.
e                                                               Beal &
Bonds                                                           Compan
Fiscal                                                            y,
05                                                              Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                 ABN
                                                                 Amro
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Fideli
                                                                  ty
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                LLC.,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                First
                                                                Americ
                                                                  an
                                                                Munici
                                                                pals,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                Southw
                                                                 est
                                                                Securi
                                                                 ties
                                                                Citigr
                                                                 oup,
                                                                 A.G.
Indian  10/29    -     $101.8 $43,840  4,000,0   8.63%  0.28%   Edward  Citigr
   a     /04             2      ,000      00                     s &      oup
Munici                                                          Sons,
  pal                                                           Inc.,
 Power                                                          Goldma
Agency                                                            n,
                                                                Sachs
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                 City
                                                                Securi
                                                                 ties
                                                                Corpor
                                                                ation,
                                                                Morgan
                                                                Stanle
                                                                  y
                                                                Goldma
                                                                  n,
  New   11/23    -     $102.6 $935,48  5,000,0   0.53%  0.38%   Sachs   Goldma
 York    /04             2     0,000      00                    & Co.,     n
 City                                                           First    Sachs
Munici                                                          Albany
  pal                                                           Capita
 Water                                                            l
Financ                                                          Inc.,
   e                                                            Bear,
Author                                                          Stearn
  ity                                                            s &
                                                                 Co.
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                First
                                                                Americ
                                                                  an
                                                                Munici
                                                                pals,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
                                                                 UBS
  The                                                           Financ
 City                                                            ial
of New  12/13    -     $102.1 $1,148,  2,000,0   0.17%  0.21%   Servic    UBS
 York    /04             2    265,000     00                      es    Financ
Genera                                                          Inc.,     ial
   l                                                            Bear,   Servic
Obliga                                                          Stearn    es
 tion                                                            s &
Bonds,                                                           Co.
Fiscal                                                          Inc.,
 2005                                                            M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation